UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 17, 2021

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers and Directors.

On June 17, 2021, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Natural Gas Service Group, Inc. (the “Company”) granted its newly appointed Chief Financial Officer, Micah C. Foster, a restricted stock award totaling 5,000 shares of our common stock, as part of his compensation package. The closing price of the Company’s common stock on June 17, 2021, was $10.93 per share. The stock shall vest over three years in equal tranches on the first, second and third anniversary dates of the grant.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2021, Natural Gas Services Group, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) at which three proposals were presented to shareholders for consideration: (1) the election of two Directors to serve until the Annual Meeting of Shareholders to be held in 2024, or until their successors are elected and qualified; (2) an advisory vote on executive compensation of the Company’s named executive officers; and (3) a proposal to ratify the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2021. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2021.

(1)Election of Directors: The nominees for election to the Board of Directors set forth below was elected by the shareholders by the following vote:

		Director Nominees
	For	Against	Abstain	Broker Non-Votes

David L. Bradshaw	5,755,752	4,388,201	912,901	1,075,432
Nigel J. Jenvey	10,897,291	145,016	14,547	1,075,432

(2) Advisory Vote on the Executive Compensation of our Named Executive Officers: The advisory vote on the compensation of our named executive officers was recorded as follows:

For	Against	Abstain	Broker Non-Votes

2,328,819	6,720,519	2,007,516	1,075,432

(3) Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Moss Adams LLP for 2021 as our independent registered public accounting firm was approved by the shareholders by the following vote:

For	Against	Abstain

11,843,761	4,146	284,379

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	June 21, 2021
		By:	/s/ Stephen C. Taylor

Stephen C. Taylor
President & Chief Executive Officer